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                                                                   EXHIBIT 10.53

                                 March 25, 1999



American Stock Transfer
40 Wall Street
New York, New York  10005

ATTN: CARLOS PINTO

Dear Mr. Pinto:

         We have acted as counsel to HomeCom Communications, Inc.., a Delaware corporation (the "COMPANY"), in connection with the Securities Purchase Agreement, dated as of March 25, 1999, between the holders listed in Exhibit "A," attached hereto (the "Holders) and the Company (the "AGREEMENT") and the transactions contemplated therein including, without limitation, the issuance of the Series B Convertible Preferred Stock (the "SERIES B SHARES").

         In so acting, we have examined the Agreement, the Certificate of Designations, Preferences and Rights With respect to the Series B Shares (the "CERTIFICATE OF DESIGNATIONS"), the Irrevocable Transfer Agent Instructions (the "TRANSACTION AGREEMENTS") and the Company's Certificate of Incorporation, as in effect on the date hereof, and we have examined and considered such corporate records, certificates and matters of law as we have deemed appropriate as a basis for our opinions set forth below.

         Based upon the foregoing and subject to the assumptions, limitations, qualifications and exceptions stated herein, we are of the opinion that as of the date hereof.

         (1) Upon conversion of the Series B Preferred Shares in accordance with the terms of the Certificate of Designation, the shares of the Company's common stock to be issued to the holders thereof (the "CONVERSION SHARES") will be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof.

         (2) Based upon the representations, warranties and covenants set forth in the Agreement, Conversion Shares may be issued to the Holders without registration under the Securities Act of 1933, as amended.

         (3) The certificates for the Conversion Shares should bear the following legend:




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American Stock Transfer
March 25, 1999
Page 2



         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT."

         These opinions are limited to the matters expressly stated herein and are rendered solely your benefit and may not be quoted or relied upon for any other purpose or by an other person.

         The opinions expressed herein are subject to the following assumptions, limitations, qualifications and exceptions:

         (a) We have assumed the genuineness of all signatures, the authenticity of all Transaction Agreements submitted to us as originals, the conformity with originals of all Transaction Agreements submitted to us as copies, the authenticity of certificates of public officials and the due authorization, execution and delivery of all Transaction Agreements (except the due authorization, execution and delivery by the Company of the Transaction Agreements).

         (b) We have assumed that the Holders each have the legal right, capacity and power to enter into, enforce and perform all of its obligations under the Transaction Agreements. Furthermore, we have assumed the due authorization by the Holders of all requisite action and the due execution and delivery of the Transaction Agreements by the Holders, and that the Transaction Agreements are valid and binding upon the Holders and are enforceable against the Holders in accordance with their terms.

         Our examination of law relevant to the matters covered by this opinion is limited to the laws of the State of Georgia, the Corporate Law of the State of Delaware and the federal United States law specifically referred to herein, and we express no opinion as to the effect on the matters covered by this opinion of the laws of any other jurisdiction.




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American Stock Transfer
March 25, 1999
Page 3



         This opinion in given as of the date hereof and we assume no obligation, to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in laws which may hereafter occur.

                                                     Very truly yours,



                                                     SIMS MOSS KLINE & DAVIS LLP


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                                   EXHIBIT "A"

                               SCHEDULE OF BUYERS





                                                                                         NUMBER OF SERIES B
BUYER'S NAME                         ADDRESS/FACSIMILE NUMBER OF BUYER                   PREFERRED SHARES
-------------------------------------------------------------------------------------------------------------
                                     c/o LibertyView Capital Management                              62.5
CPR (USA), Inc.                      101 Hudson Street, Suite 3700
                                     Jersey City, NJ 07302

LibertyView Funds, L.P.              c/o LibertyView Capital Management                                50
                                     101 Hudson Street, Suite 3700
                                     Jersey City, NJ 07302

                                     c/o LibertyView Capital Management                              12.5
LibertyView Fund, L.L.C.             101 Hudson Street, Suite 3700
                                     Jersey City, NJ 07302
